              As filed with the Securities and Exchange Commission
                                on July 2, 1999
                                                   Registration No. 333-________
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                          TRANSKARYOTIC THERAPIES, INC.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                     04-3027191
   (State or other jurisdiction of                      (I.R.S. Employer
   incorporation or organization)                    Identification Number)

   195 ALBANY STREET, CAMBRIDGE, MASSACHUSETTS                02139
    (Address of Principal Executive Offices)                (Zip Code)

               1993 LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED
                            (Full title of the plan)

                                RICHARD F SELDEN
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          TRANSKARYOTIC THERAPIES, INC.
                                195 ALBANY STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
                     (Name and address of agent for service)

                                 (617) 349-0200
          (Telephone number, including area code, of agent for service)

--------------------------------------------------------------------------------

                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------


                                                                                     PROPOSED
                                                      PROPOSED MAXIMUM                MAXIMUM              AMOUNT OF
   TITLE OF SECURITIES         AMOUNT TO BE          OFFERING PRICE PER          AGGREGATE OFFERING      REGISTRATION
    TO BE REGISTERED            REGISTERED                  SHARE                      PRICE                  FEE
---------------------------------------------------------------------------------------------------------------------
Common Stock,                   2,000,000                $33.25(1)                 $66,500,000(1)          $18,487
$0.01 par value

---------------------------------------------------------------------------------------------------------------------




(1) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low prices of the Common Stock on Nasdaq National Market on June 30, 1999 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933.
--------------------------------------------------------------------------------

PART I.  INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

                  The information required by Part I is included in documents sent or given to participants in the Registrant's 1993 Long-Term Plan, as amended and restated, pursuant to Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act").


PART II.  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Statement of Incorporation by Reference

         Except as otherwise set forth below, this Registration Statement on Form S-8 incorporates by reference the contents of the Registration Statement on Form S-8, File No. 333 -19915 (the "Initial Registration Statement"), filed by the Registrant on January 16, 1997, relating to the Registrant's 1993 Long-Term Incentive Plan.

         Item 5 of the Initial Registration Statement is amended and restated in its entirety as follows:

         Item 5.           INTERESTS OF NAMED EXPERTS AND COUNSEL

                  The legality of the Common Stock being offered hereby will be passed upon for the Registrant by Hale and Dorr LLP, Boston, Massachusetts.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge, Massachusetts, on the 30th day of June, 1999.


                                              TRANSKARYOTIC THERAPIES, INC.


                                              By  /s/  Richard F Selden
                                                ---------------------------
                                                       Richard F Selden
                                                       President and Chief
                                                       Executive Officer




                                POWER OF ATTORNEY

         We, the undersigned officers and directors of Transkaryotic Therapies, Inc. hereby severally constitute Richard F Selden and Daniel E. Geffken, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Transkaryotic Therapies, Inc. to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


       Signature                                     Title                                            Date
       ---------                                     -----                                            ----

 /s/Richard F Selden                        President, Chief Executive                          June 30, 1999
-----------------------------               Officer and Director (principal
Richard F Selden                            executive officer)


 /s/Daniel E. Geffken                       Vice President, Finance and                         June 30, 1999
-----------------------------               Chief Financial Officer
Daniel E. Geffken                           (principal financial and
                                            accounting officer)


/s/Rodman W. Moorhead III                   Chairman of the Board of                            June 30, 1999
-------------------------                   Directors
Rodman W. Moorhead, III


 /s/William R. Miller                       Director                                            June 30, 1999
-------------------------
William R. Miller


                                            Director                                            June ___, 1999
-------------------------
James E. Thomas



                                  EXHIBIT INDEX



Exhibit
Number           Description
------           -----------
 4.1(1)          Amended and Restated Certificate of Incorporation of the
                 Registrant

 4.2(2)          Amended and Restated By-Laws of the Registrant

 4.3(3) Specimen Certificate of Common Stock, $0.01 par value per share, of the Registrant

 5.1             Opinion of Hale and Dorr LLP

23.1             Consent of Hale and Dorr LLP (included in Exhibit 5.1)

23.2             Consent of Ernst & Young LLP

24 Power of Attorney (included in the signature page of this Registration Statement)



-----------------------
(1) Incorporated herein by reference to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996.

(2) Incorporated herein by reference to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997.

(3) Incorporated herein by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-10845).